UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2009 (March 16, 2009)

_______________

EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9743 (Commission File Number)	47-0684736 (I.R.S. Employer Identification No.)
1111 Bagby, Sky Lobby 2 Houston, Texas (Address of principal executive offices)		77002 (Zip code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 16, 2009, EOG Resources, Inc. (EOG) entered into employment agreement amendments with Mark G. Papa, Chairman of the Board and Chief Executive Officer, Loren M. Leiker, Senior Executive Vice President, Exploration, and Gary L. Thomas, Senior Executive Vice President, Operations. The initial term of the employment agreements of Messrs. Papa, Leiker and Thomas was set to expire on May 31, 2009. The amendments extend the initial term of each of the employment agreements to May 31, 2012.

The amendments also increase the minimum annual base salary of each of Messrs. Leiker and Thomas, as set forth in their employment agreements, from $445,000 to $575,000, which is the current annual base salary of each of Messrs. Leiker and Thomas. Mr. Papa's current annual base salary is $940,000, which is the minimum annual base salary set forth in his employment agreement. The amendment to Mr. Papa's employment agreement also contains an early termination provision that allows Mr. Papa to retire at any time after he reaches age 65, with the consent of EOG's Board of Directors (which retirement would be considered a voluntary termination under his employment agreement), and that further provides, in such case, that his non-competition obligations to EOG under his employment agreement would expire immediately and that EOG would have no further obligations to Mr. Papa under his employment agreement.

The foregoing description is a summary and does not purport to be a complete description of the employment agreement amendments, and is qualified in its entirety by reference to the text of the amendments, which are attached hereto as Exhibits 10.1 (Mr. Papa), 10.2 (Mr. Leiker) and 10.3 (Mr. Thomas) and are incorporated herein by reference. The employment agreements of Messrs. Papa, Leiker and Thomas are filed as Exhibits 99.1, 99.3 and 99.4, respectively, to EOG's Current Report on Form 8-K, filed June 21, 2005, and are also incorporated herein by reference.

* * * *

As an inducement to Messrs. Papa, Leiker and Thomas to extend the term of their respective employment agreement, Mr. Papa was granted 75,000 restricted stock units, Mr. Leiker was granted 25,000 shares of restricted stock and Mr. Thomas was granted 25,000 restricted stock units, in each case under the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, as amended (2008 Plan). Consistent with prior grants to EOG's executive officers under the 2008 Plan, the grants to Messrs. Papa, Leiker and Thomas will "cliff" vest five years from the March 16, 2009 grant date.

The foregoing description of the terms of the grants to Messrs. Papa, Leiker and Thomas is a summary and does not purport to be a complete description of the terms of the grants, and is qualified in its entirety by reference to the text of the 2008 Plan and the forms of restricted stock and restricted stock unit award agreements. The 2008 Plan is filed as Exhibit 10.1 (the original plan) to EOG's Current Report on Form 8-K, filed May 14, 2008, and Exhibit 10.1 (the first amendment thereto) to EOG's Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, and is incorporated herein by reference. The forms of restricted stock and restricted stock unit award agreements are filed as Exhibits 10.5 and 10.6, respectively, to EOG's Current Report on Form 8-K, filed May 14, 2008, and are also incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

            (d)     Exhibits

Exhibit No.	Description

*10.1	First Amendment to Executive Employment Agreement between EOG and Mark G. Papa, effective as of March 16, 2009.
*10.2	First Amendment to Executive Employment Agreement between EOG and Loren M. Leiker, effective as of March 16, 2009.
*10.3	First Amendment to Executive Employment Agreement between EOG and Gary L. Thomas, effective as of March 16, 2009.
10.4	Executive Employment Agreement between EOG and Mark G. Papa, effective as of June 15, 2005 (incorporated by reference to Exhibit 99.1 to EOG's Current Report on Form 8-K, filed June 21, 2005).
10.5	Executive Employment Agreement between EOG and Loren M. Leiker, effective as of June 15, 2005 (incorporated by reference to Exhibit 99.3 to EOG's Current Report on Form 8-K, filed June 21, 2005).
10.6	Executive Employment Agreement between EOG and Gary L. Thomas, effective as of June 15, 2005 (incorporated by reference to Exhibit 99.4 to EOG's Current Report on Form 8-K, filed June 21, 2005).
10.7	EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, effective as of May 8, 2008 (incorporated by reference to Exhibit 10.1 to EOG's Current Report on Form 8-K, filed May 14, 2008).
10.8

First Amendment to EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, dated effective as of September 4, 2008 (incorporated by reference to Exhibit 10.1 to EOG's Quarterly Report on Form 10-Q for the quarter ended September 30, 2008).

10.9

Form of Restricted Stock Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (incorporated by reference to Exhibit 10.5 to EOG's Current Report on Form 8-K, filed May 14, 2008).

10.10

Form of Restricted Stock Unit Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (incorporated by reference to Exhibit 10.6 to EOG's Current Report on Form 8-K, filed May 14, 2008).

*Exhibit filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EOG RESOURCES, INC. (Registrant)

Date: March 18, 2009	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX
Exhibit No.	Description

*10.1	First Amendment to Executive Employment Agreement between EOG and Mark G. Papa, effective as of March 16, 2009.
*10.2	First Amendment to Executive Employment Agreement between EOG and Loren M. Leiker, effective as of March 16, 2009.
*10.3	First Amendment to Executive Employment Agreement between EOG and Gary L. Thomas, effective as of March 16, 2009.
10.4	Executive Employment Agreement between EOG and Mark G. Papa, effective as of June 15, 2005 (incorporated by reference to Exhibit 99.1 to EOG's Current Report on Form 8-K, filed June 21, 2005).
10.5	Executive Employment Agreement between EOG and Loren M. Leiker, effective as of June 15, 2005 (incorporated by reference to Exhibit 99.3 to EOG's Current Report on Form 8-K, filed June 21, 2005).
10.6	Executive Employment Agreement between EOG and Gary L. Thomas, effective as of June 15, 2005 (incorporated by reference to Exhibit 99.4 to EOG's Current Report on Form 8-K, filed June 21, 2005).
10.7	EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, effective as of May 8, 2008 (incorporated by reference to Exhibit 10.1 to EOG's Current Report on Form 8-K, filed May 14, 2008).
10.8

First Amendment to EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, dated effective as of September 4, 2008 (incorporated by reference to Exhibit 10.1 to EOG's Quarterly Report on Form 10-Q for the quarter ended September 30, 2008).

10.9

Form of Restricted Stock Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (incorporated by reference to Exhibit 10.5 to EOG's Current Report on Form 8-K, filed May 14, 2008).

10.10

Form of Restricted Stock Unit Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (incorporated by reference to Exhibit 10.6 to EOG's Current Report on Form 8-K, filed May 14, 2008).

*Exhibit filed herewith